Exhibit 99.2 © 2019 Verizon 1

“Safe Harbor” Statement NOTE: In this presentation we have made forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “estimates,” “expects,” “hopes” or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The following important factors, along with those discussed in our filings with the Securities and Exchange Commission (the “SEC”), could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: adverse conditions in the U.S. and international economies; the effects of competition in the markets in which we operate; material changes in technology or technology substitution; disruption of our key suppliers’ provisioning of products or services; changes in the regulatory environment in which we operate, including any increase in restrictions on our ability to operate our networks; breaches of network or information technology security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance; our high level of indebtedness; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations or adverse conditions in the credit markets affecting the cost, including interest rates, and/or availability of further financing; material adverse changes in labor matters, including labor negotiations, and any resulting financial and/or operational impact; significant increases in benefit plan costs or lower investment returns on plan assets; changes in tax laws or treaties, or in their interpretation; changes in accounting assumptions that regulatory agencies, including the SEC, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; the inability to implement our business strategies; and the inability to realize the expected benefits of strategic transactions. As required by SEC rules, we have provided a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP measures in materials on our website at www.verizon.com/about/investors. © 2019 Verizon 2

Verizon Hans Vestberg Chief Executive Confidential and proprietary materials for authorized Verizon personnel and outside agencies only. Use, disclosure or Officer distribution of this material is not permitted to any unauthorized persons or third parties except by written agreement.

Beginning Q2 2019, Verizon Leadership Team Tami Erwin Ronan Dunne Guru G. Kyle Malady Matt Ellis Rima Qureshi Diego Scotti Craig Silliman Marc Reed Head Head Head Head Chief Financial Chief Strategy Chief Marketing Chief Legal Chief Admin. Verizon Business Verizon Consumer Verizon Media Global Officer Officer Officer Officer Officer Group Group Group Network & IT OPERATIONS CORPORATE FUNCTIONS © 2019 Verizon 4

Current State of the Business ▬ Solid Core Operations . Strong financial performance in 2018 . Superior network experience . Strength across customer relationships, brand, and distribution ▬ Efficiencies in Operations & Strength in Balance Sheet . Smart Capex leading to disciplined capital allocation . Transformations across IT, voluntary separation program, and process improvements ▬ Leadership in 5G . First in the world to launch 5G Home . Efficient multi-use network design – “Intelligent Edge Network (iEN)” ▬ Verizon 2.0 Transformation . Effective Q2’19, operating model aligned to meet evolving customer needs © 2019 Verizon 5

Verizon Strategy CONTINUED NETWORK LEADERSHIP CUSTOMER DRIVEN MODELS . Operating Model Based on Customer Needs . Network as a Service (NaaS)  Digitalization . Company-wide Assets for New Applications and Services . 5G & iEN  Defend, Extend and New . Ecosystem Partnerships TRUSTED BRAND FINANCIAL DISCIPLINE . Customer Trust & Innovation . Balanced Capital Allocation . Responsible Business Practices . Best-In-Class Cost Models Target GDP+ Revenue Growth Driving Strong Earnings and Cash Flow © 2019 Verizon 6

Verizon 2.0 Transformation Network-as-a-Service Foundation NETWORK / Intelligent Edge Network Customer Centric Operating BUSINESS Model Responsible Brand Representing BRAND Trust & Innovation Process Reengineering for Future PROCESS Flexibility TALENT & Leadership & Culture for “Future LEADERSHIP of Work” © 2019 Verizon 7

Verizon 2.0 Operating Model Beginning Q2’19 Consumer Verizon Consumer Group Retail Wholesale Products Small Public Verizon Business Business Sector Group Products Enterprise Wholesale Verizon Media Intelligent Network Edge Media Ad Group Products Verticals Platforms © 2019 Verizon 8

© 2019 Verizon 9

5G Currencies / Capabilities Peak Data Rate 10Gb/s Speed & Throughput Mobile Data Volume 10Tb/s/km2 © 2019 Verizon 10

5G Currencies / Capabilities Peak Data Rate 10Gb/s Speed & Throughput Mobile Data Volume 10Tb/s/km2 Mobility 500km/h Mobility & Connected Connected Devices Devices 1M/km2 © 2019 Verizon 11

5G Currencies / Capabilities Peak Data Rate 10Gb/s Speed & Throughput Mobile Data Volume 10Tb/s/km2 Service Mobility Deployment 500km/h Time 90 mins Energy Service Deployment & Efficiency Mobility & Connected 10% of Current Connected Energy Efficiency Consumption Devices Devices 1M/km2 © 2019 Verizon 12

5G Currencies / Capabilities E2E Peak Latency Data Rate Latency & 5ms 10Gb/s Speed & Reliability Throughput Reliability Mobile Data 99.999% Volume 10Tb/s/km2 Service Mobility Deployment 500km/h Time 90 mins Energy Service Deployment & Efficiency Mobility & Connected 10% of Current Connected Energy Efficiency Consumption Devices Devices 1M/km2 © 2019 Verizon 13

Critical Technologies for 5G FIBER SPECTRUM SOFTWARE DEFINED NETWORKS MULTI-ACCESS EDGE COMPUTE (MEC) © 2019 Verizon 14

5G Strategy – Multiple Use Cases 5G Mobility DEFEND © 2019 Verizon 15

5G Strategy – Multiple Use Cases FWA (Consumer & Business) EXTEND 5G Mobility DEFEND © 2019 Verizon 16

5G Strategy – Multiple Use Cases NEW FWA (Consumer & Business) VZ Solutions3rd Party Developer Ecosystem EXTEND Business Models Manufacturing Multi-Access Edge Compute (MEC) 5G Mobility DEFEND © 2019 Verizon 17

5G Use Cases – Timing CUSTOMERS / TIME OF FINANCIAL MARKETS LAUNCH OPPORTUNITY 1 Consumer Initial Launch – Done Market Expansion 5G FWA & Business Relaunch on NR – 2H’19 2 Defend and Grow 5G All 1H’19 Mobility Market Share 3 5G Consumer, Media, 4Q’19 New Revenue Models MEC Business 4 Reduced Cost / Attractive $/GB All 1H’19 GB Economics © 2019 Verizon 18

Looking Forward CORE Strong business fundamentals Transformation driven by customer needs Leadership in deployment of all capabilities FINANCIALS Solid results and disciplined capital allocation © 2019 Verizon 19

© 2019 Verizon 20

Verizon Rima Qureshi Chief Strategy Officer Confidential and proprietary materials for authorized Verizon personnel and outside agencies only. Use, disclosure or distribution of this material is not permitted to any unauthorized persons or third parties except by written agreement.

Strong Market Growth Drivers US Mobile Connections (M) Key Growth Drivers 636 +9% 568 5G IoT Subs 517 . Enhanced Mobility 478 5G Mobile Subs 448 2/3/4G IoT Subs . Internet of Things . Cloud Based Services 2/3/4G Mobile Subs 2018 20192020 2021 2022 Source: IDC 2018 © 2019 Verizon 22

Market Trends Digital Intelligent Connected Cloud Edge Autonomous Things Uninterrupted & Unified Immersive Experiences AI-Driven Development Smart Spaces & Things Privacy Responsible Business Source: Gartner © 2019 Verizon 23

Verizon Strategy Verizon Revenues NEW CONTINUED NETWORK LEADERSHIP Adjacent market, businesses, New businesses and share of wallet CUSTOMER DRIVEN MODELS EXTEND TRUSTED BRAND Existing businesses and markets FINANCIAL DISCIPLINE DEFEND © 2019 Verizon 24

Strategy Enablers NEW Adjacent market, businesses, New businesses and share of wallet EXTEND Existing businesses and markets DEFEND Maximized Selective Strategic Bolt-on / Tuck-in Existing Assets Partnerships Investments M&A Foundation: Network Strength, Customer Base, Technology Leadership, Scale © 2019 Verizon 25

Verizon Winning Aspiration Selective Partnerships Strategic Investments Bolt On / Tuck-in M&A Verizon Assets Network Distribution Platforms Media © 2019 Verizon 26

Looking Forward MARKET Strong market growth drivers FOCUSED Defend, extend, new revenue opportunities STRATEGY ECOSYSTEMS Enable winning aspiration © 2019 Verizon 27

© 2019 Verizon 28

Verizon Kyle Malady Chief Technology Confidential and proprietary materials for authorized Verizon personnel and outside agencies only. Use, disclosure or Officer distribution of this material is not permitted to any unauthorized persons or third parties except by written agreement.

Network-as-a-Service in Verizon 2.0 BU BU Verizon Verizon Verizon Network Network Staff Billing Billing Consumer Business Media Ordering Ordering Functions IT IT Group Group Group CRM CRM Product Product BU BU Technology and Product Development Network Network Billing Billing Ordering Ordering IT IT Global Technology Solutions CRM CRM Product Product GN&T Intelligent Edge Network Verizon 1.0 Verizon 2.0 (eff. 4/1/19) © 2019 Verizon 30

Verizon Intelligent Edge Network Architecture Access Options Gigabit LTE and 5G LTE, LTE-A, 5G Wireless Front Haul Unified Multi-Service Shared/ Converged Transport Edge Smart Cities IoT Virtualized Core Multi Gigabit Ethernet Facility (NGM) Enterprise Business Fios Transport/Core Operations Gigabit FTTP Consumer Home Business Operations Network Network & Data security Network Network and Data Security Network Network and Tech Planning Data Centers, IT and Network Monitoring Fiber to the Cell Site Multi Gigabit Technology and Product Development Wholesale FTTCS Digital Customer Interface – OSS, BSS and Orchestration Fiber based multi-purpose network enabling efficiencies and new services © 2019 Verizon 31

Intelligent Edge Network Deployments Centralized Unified Multi Service NGPON2 RAN Transport Edge Virtualized and unified network elements enable faster deployments at lower cost © 2019 Verizon 32

Network Capex per GB Trend Wireline Wireless -7% -28% -17%* -47% -15%* -41% -24%* -18%* 2016 2017 2018 2019* 2020* 2016 2017 2018 2019* 2020* *2019 and 2020 are projections © 2019 Verizon 33

Best and Most Reliable Networks LTE Data Usage Growth Trend 2016 2017 2018 2019* 2020* Peak Hours Usage Total Usage Stable YoY incremental usage growth demands *2019 and 2020 are projections © 2019 Verizon 34

Wireless Capacity Strategic Options Technology Investment decision made on a per- market basis using a balanced approach between all options, considering: . Optimal operational outcome . Optimal financial outcome . Future market needs Spectrum Densification . Future strategic needs © 2019 Verizon 35

LTE Advanced Network Deployments Carrier 256/64 QAM 4x4 MIMO LAA Aggregation LTE Advanced deployed in 1,500+ municipalities nationwide © 2019 Verizon 36

Critical Technologies for 5G FIBER SPECTRUM SOFTWARE DEFINED NETWORKS MULTI-ACCESS EDGE COMPUTE (MEC) © 2019 Verizon 37

OneFiber: Three Pools of Value Creation


5G
STRATEGIC VALUE
GROWTH OPPORTUNITY
COST REDUCTION
IoT
SMB New Build
Enterprise and Wholesale
Wireline Access
Wireless Growth (4G/5G)


Smart Cities & IoT
FTTP
FTTC
DAS
5G
HiCap
Dark Fiber
SMB

- Construction underway in 60+ markets
- 25k+ miles of new Verizon-owned fiber assets in the ground outside of ILEC footprint by end of 2019 verizon
© 2019 Verizon
38

5G Coverage 100%332M 0% 201912345678910 mmWave Technology Advancements in mmWave Spectrum Re-farming LTE Coverage © 2019 Verizon mmWave as of June 30, 2018 39

Multi Access Edge Compute


LTE, LTE-A, 5G
Wireless
Smart Cities IoT
Enterprise
Fios
Consumer
Fiber to the Cell Site
Wholesale
Gigabit
LTE and 5G
Multi Gigabit
Business
Gigabit
Home
Multi Gigabit
OneFiber
Front
Haul
Ethernet
FTTP
FTTCS
MEC
Shared/
Virtualized
Facility
Unified
Transport
(NGM)
MEC
Multi-Service
Edge
Converged
Core
Public
Cloud

- MEC brings the computational power of the cloud to the network edge
- Close proximity to the customer significantly reduces latency
- MEC is heavily enabled by network virtualization

verizon
© 2019 Verizon
40

Looking Forward ASSETS Sustained network supremacy with efficient capital deployment Network-as-a-Service model enables new business opportunities across operating groups Strong positions in all critical technologies for 5G © 2019 Verizon 41

© 2019 Verizon 42

Verizon Guru Gowrappan CEO – Verizon Media Group Confidential and proprietary materials for authorized Verizon personnel and outside agencies only. Use, disclosure or distribution of this material is not permitted to any unauthorized persons or third parties except by written agreement.

Customer-centric media ecosystem Confidential and proprietary materials for authorized Verizon personnel and outside agencies only. Use, disclosure or distribution of this material is not permitted to any unauthorized persons or third parties except by written agreement. 44

Customer-centric media ecosystem Ad platforms delivering performance ● Most diverse data set ● Buy across all digital channels ● Most brand safe environment Confidential and proprietary materials for authorized Verizon personnel and outside agencies only. Use, disclosure or distribution of this material is not permitted to any unauthorized persons or third parties except by written agreement. 45

Customer-centric media ecosystem Ad platforms delivering performance ● Most diverse data set ● Buy across all digital channels ● Most brand safe environment Innovating on 5G Confidential and proprietary materials for authorized Verizon personnel and outside agencies only. Use, disclosure or distribution of this material is not permitted to any unauthorized persons or third parties except by written agreement. 46

Verizon Media highlights VIDEO © 2019 Verizon 47

Some recent wins in media, mobile and monetization Home Comms Finance Sports News + Entmnt Ads Partners New Highest 8 hrs 5M 16 Record Yahoo App ever ARPDAU of live bell-to- installs from original series for Gemini on partnership for Launch with for Mail bell video NFL, w/ record to launch in Cyber Monday; search, native Deal of the coverage 1M live new Yahoo high growth and display Day linked through streams Play app YoY our ecosystem ARPDAU = Average Revenue per Daily Active User © 2019 Verizon 48

Looking Forward Enhance Owned and Operated assets to further develop verticals, SUPPLY and grow Third-Party and Partner supply Leverage ad platform strength – focused on diverse data and innovative ad products, all digital channels and most brand-safe environment Innovate 5G experiences across media products, and leverage assets in Consumer and Business Groups © 2019 Verizon 49

© 2019 Verizon 50

Verizon Tami Erwin President – Verizon Business Confidential and proprietary materials for authorized Verizon personnel and outside agencies only. Use, disclosure or Group distribution of this material is not permitted to any unauthorized persons or third parties except by written agreement.

Wireline Segment Fios Advanced Communications Virtual Network Services OneFiber Serving customers globally through our wireline business © 2019 Verizon 52

Verizon Business – 2Q 2019 Small & • Global customer-first business Enterprise Medium Business • Integrated, business-tailored solutions BUSINESS CUSTOMERS • World class enterprise sales team Public Wholesale • 5G, OneFiber drive growth Sector © 2019 Verizon 53

Verizon Business Solutions Stack Applications/Edge apps/SaaS Managed Advanced communications Services Large Business Security solutions Enterprise Markets Solutions Virtualized services Public Wholesale Services platform Sector Core Intelligent edge Products Connectivity © 2019 Verizon 54

5G: Real Time Enterprise Solutions Healthcare Smart Retail Transportation Manufacturing Multi-Access Augmented & Massive Operational Edge Compute Virtual Reality Sensorization Insights & Analytics Change how Accelerate the pace of Deepen our enterprise industry works digital innovation relationships © 2019 Verizon 55

Looking Forward STRATEGIC Accelerating Virtual Network services and Next Gen SERVICES Communications A single B2B organization better positioned to serve our customers 5G accelerates business customers’ digital transformation and creates new growth for Verizon © 2019 Verizon 56

© 2019 Verizon 57

Verizon Ronan Dunne President – Verizon Consumer Confidential and proprietary materials for authorized Verizon personnel and outside agencies only. Use, disclosure or Group distribution of this material is not permitted to any unauthorized persons or third parties except by written agreement.

Market is poised to continue strong growth into 2019 Continued market growth Analyst Consumers increasingly migrating consensus of to postpaid plans 2-3% growth1 for Big 4 Economic fundamentals remain strong Note: 1Total wireless revenue Source: Analyst Reports © 2019 Verizon 59

Verizon maximizes value from its 4G network-as-a- platform through a segmented approach Consumer Consumer Consumer Business Premium Branded Premium Wholesale Value Premium 4G LTE Network © 2019 Verizon 60

Strong differentiation and commercial execution drives continued growth in premium segments in 2019 Value Proposition Customer Base Management Devices & Products © 2019 Verizon 61

Strong differentiation and commercial execution drives continued growth in premium segments in 2019 P&L Drivers Mix and Value • New accounts / logos Match Proposition • Win share Omni-Channel Experience Customer Base Management Devices & Products © 2019 Verizon 62

Strong differentiation and commercial execution drives continued growth in premium segments in 2019 P&L Drivers Value Proposition • Mitigate churn My Omni-Channel Experience Customer Base • Expand IoT Verizon Management App • Step ups / upsell • Customer loyalty Devices & Products © 2019 Verizon 63

Strong differentiation and commercial execution drives continued growth in premium segments in 2019 P&L Drivers Value Proposition Customer Base Management VZ Cloud Devices & Smart Family • New revenue streams Exclusive Products Protection Call Filter • Higher attach rate Hum © 2019 Verizon 64

The 5G network builds off of the 4G network and creates new market opportunities 5G Home 5G Office 5G Mobility Consumer Consumer Consumer Business Premium Branded Premium Wholesale Value Premium 5G Network 4G LTE Network 4G LTE Network © 2019 Verizon 65

NR Standards based 5G launching in 2019 5G Mobile in over 30 markets in 2019 Leading to 5G Home expansion in 2H19 © 2019 VerizonVerizon 66

Verizon has a strong 2019 5G device launch roadmap Mot 5G Mod Galaxy S10 5G Additional Exclusive Launch Smartphones Exclusive 1H’19 2H’19 Exclusive 5G Jetpack Next Gen 5G Home Computing Devices Self & Prof Install Equipment Begin Launching © 2019 Verizon 67

5G will enable new experiences and use cases Real Time New Gen High Definition Cloud Gaming User Generated Content Video Streaming © 2019 Verizon 68

Looking Forward GROWTH Line of sight to continued growth in 2019 5G adds new growth opportunities in both mobility and fixed wireless access A single Consumer organization will be better positioned to serve our customers © 2019 Verizon 69

© 2019 Verizon 70

Verizon Diego Scotti Chief Marketing Officer

Aligning brand to business Expanding our Owning premium Winning on 5G brand footprint positioning at scale • Technology innovation • Double down on network • Own 5G mindshare leader superiority • 5G Ultra Wideband is the • Good for society, good for • Innovations in value best business proposition • Drive sales momentum • Credit for sum of the parts • Authentic & aspirational © 2019 Verizon 72

VIDEO © 2019 Verizon 73

© 2019 Verizon 74

Verizon Matt Ellis Chief Financial Officer

Healthy Earnings Growth in 2018 $0.84 $4.71 $0.22 $3.87 $3.74 ($0.09) Share Dilution Divested Business YoY YoY 3.5% 25.9% 2017 Adjusted 2018 Headwinds 2018 Growth 2018 Adjusted EPS* ASC 606 and tax 2018 Adjusted EPS* (before ASC 606 and reform EPS* tax reform) * Non-GAAP measure. Adjusted for special items © 2019 Verizon 76

2019 Financial Guidance Revenue EPS Capital Expenditures • Low single digit consolidated • 2019 adjusted EPS similar to 2018 • 2019 Capex of $17-$18B revenue growth on a GAAP reported basis • Sustained wireless service revenue • Excludes impact of new leasing • Capital intensity consistent with growth standard historical levels • 5G revenue growth in 2020+ • Operational growth offset by • Deployment of 5G while expanding revenue recognition and below the 4G network leadership line impacts Continued momentum while prepositioning for future 5G growth © 2019 Verizon 77

Attractive Growth Underlying 2019 Guidance Similar to $4.71 ($0.24) - ($0.28) 2018 Effective tax rate Interest expense ASC 606 Yo Y 0.0 2018 Adjusted EPS* 2019 Expected 2019 Expected % 2019 Adjusted EPS* Headwinds Growth (excluding lease accounting) * Non-GAAP measure. Adjusted for special items. © 2019 Verizon 78

5G Opportunity Opportunity 2018 2019 2020 2021+ 1 • Launched in 4 • Expand in 2H19 Deployment Considerations FWA Share gain cities with availability of • Expand network availability NR CPE • Enhanced device lineup 2 Expected Revenue Timing Extend • Prepositioned • Launch 5G • Begins to scale in 2020 Mobility Share gain and ARPA the network mobility in 1H19 • Contribute to growth in 2021 Defend 3 Greenfield • Platform launch • Partnering with B2B revenue begins MEC market in 4Q19 customers in 2021 and builds in New 2022 © 2019 Verizon 79

Business Excellence 2018 2019+ • Voluntary separation program • Capacity utilization models • Supply chain optimization • Inventory management • Process redesign • Procurement analytical tools • and more… 1. Produced $2.3B in capex and opex savings in first full year 2. Target $10B cumulative cost savings over 4 years 3. Build off 2018 savings while implementing new cost initiatives o Voluntary separation program provides foundation for meaningful opex savings in 2019 © 2019 Verizon 80

Consistent Capital Allocation Priority #1 Priority #2 Priority #3 Invest in the Business Commitment to Dividend Strong Balance Sheet Capex • 12 consecutive years of • Return to pre-Vodafone credit increases profile • $17B to $18B expected in 2019 • Position to support further • Strong pension funding • Capital intensity consistent with consistent dividend increases historical levels • Establish leverage target Spectrum Acquisitions • Bolt-on / Tuck-in • Consistent with strategy Maintaining discipline and flexibility © 2019 Verizon 81

Leverage Target 2.75x Net Unsecured Debt / Adj. EBITDA* 2.50x 2.4x 2.3x • Metric focuses on Unsecured 2.25x 2.1x debt which is serviced through 2.00x EBITDA** and cash flow Leverage target of 1.75x – 2.0x 1.75x • ABS debt is serviced from cash 1.50x collections from loans to customers 1.25x 2016 2017 2018 Net unsecured leverage target consistent with low single A credit profile *Non-GAAP measure. Adjusted for special items **Non-GAAP measure © 2019 Verizon 82

Looking Forward BUSINESS Strong momentum exiting 2018 GROWTH Attractive growth opportunities in 2019 and beyond Revenue from 5G growth opportunities begins to scale in 2020 CAPITAL Strong balance sheet supports consistent capital allocation policy ALLOCATION while providing flexibility © 2019 Verizon 83

© 2019 Verizon 84